SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2016

ZYNERBA PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37526	26-0389433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 W. Lancaster Avenue, Suite 300

Devon, PA 19333

(Address of Principal Executive Offices)

(484) 581-7505

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 25, 2016, Zynerba Pharmaceuticals, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

(a) Proposal 1 — Election of Seven Directors. Each director nominee was elected to the Board of Directors to serve as a director until the 2017 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified, as follows:

Name	For	Withheld	Broker Non- Votes
Armando Anido	3,659,206	145,998	1,954,393
Warren D. Cooper, MB, BS, BSc, MPFM	3,713,725	91,479	1,954,393
William J. Federici	3,714,755	90,449	1,954,393
Thomas L. Harrison, LH.D	3,682,867	122,337	1,954,393
Daniel L. Kisner, MD	3,715,012	90,192	1,954,393
Kenneth I. Moch	3,714,987	90,217	1,954,393
Cynthia A. Rask, MD	3,713,727	91,477	1,954,393

(b) Proposal 2 — Ratification of Independent Registered Public Accountants. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year was ratified, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,754,219	1,365	4,013	0

(c) Proposal 3 — Amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation. The amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to restate Section 6 of Article VI of the Certificate of Incorporation in its entirety to permit the removal of directors by stockholders with or without cause was not approved by the required vote of more than 66 2/3% of the shares entitled to vote on the proposal, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,798,127	1,941	5,136	1,954,393

Item 7.01      Regulation FD Disclosure

On June 1, 2016, the Company released an updated investor presentation to be used in presentations to investors from time to time.  A copy of this investor presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished solely to satisfy the requirements of Regulation FD and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01      Financial Statements and Exhibits

(d)   Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Zynerba Pharmaceuticals, Inc. Investor Presentation (June 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYNERBA PHARMACEUTICALS, INC.

Date: June 1, 2016	By:	/s/ Suzanne Hanlon
		Name:	Suzanne Hanlon
		Title:	Secretary, General Counsel and Vice President, Human Resources

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Zynerba Pharmaceuticals, Inc. Investor Presentation (June 2016)